SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 11, 2008

INTERNATIONAL FLAVORS & FRAGRANCES INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

521 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 765-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 11, 2008, the Board of Directors of International Flavors & Fragrances Inc. ("IFF" or the "Company") elected Mr. Douglas Tough, Chief Executive and Managing Director, Ansell Limited, and Ms. Katherine M. Hudson, former Chairman, President and Chief Executive Officer, Brady Corporation, to the Company's Board of Directors effective October 1, 2008.

Mr. Tough and Ms. Hudson will each participate in the non-employee director compensation arrangements described in IFF's 2008 proxy statement.  Under the terms of those arrangements, each non-employee director receives, among other things, an annual cash retainer of $75,000, and an annual retainer of $100,000 paid in the form of Restricted Stock Units ("RSUs") under the Company's 2000 Stock Award and Incentive Plan, in each case prorated to reflect his or her service for a partial year.  The cash retainer will be paid in November of each year.  Based on the closing market price of the Company's common stock on October 1, 2008 and the partial year's service, a grant of RSUs will be made to each of Mr. Tough and Ms. Hudson on that date.  Under the non-employee director compensation arrangements, future RSU grants to Mr. Tough and Ms. Hudson will be made on the date of each annual meeting of shareholders. RSUs will cliff vest on the third anniversary of the grant date.  Once the RSUs vest, each non-employee director will be required to defer all of the vested RSUs under the Company's Deferred Compensation Plan until he or she separates from service on the Company's Board of Directors.

At the time of the filing of this Form 8-K, neither Mr. Tough nor Ms. Hudson has been named to a Board committee.  IFF's press release announcing the elections of Mr. Tough and Ms. Hudson is filed with this report as Exhibit 99.1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the elections of Mr. Tough and Ms. Hudson as directors, on September 11, 2008, the Board of Directors of the Company approved an amendment to Article II, Section 2 of the Company's By-laws effective October 1, 2008, to increase the number of directors from eleven (11) to thirteen (13).

The Amended and Restated By-laws of the Company reflecting that amendment are filed with this report as Exhibit 3.1.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Document

3.1	By-laws of International Flavors & Fragrances Inc., as amended and restated effective as of October 1, 2008

99.1	Press Release of International Flavors & Fragrances Inc. dated September 16, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS &
FRAGRANCES INC.

Dated: September 16, 2008	By:	/s/ Dennis M. Meany
Name: Dennis M. Meany
Title: Senior Vice President, General Counsel and Secretary

EXHIBITS INDEX

Exhibit No.	Document

3.1	By-laws of International Flavors & Fragrances Inc., as amended and restated effective as of October 1, 2008

99.1	Press Release of International Flavors & Fragrances Inc. dated September 16, 2008